UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 25, 2017
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Walnut Street Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6668
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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a)	We held our annual meeting of stockholders on April 25, 2017 (the “Annual Meeting”); 133,744,543 shares of common stock were entitled to be voted; 112,305,459 shares were voted in person or by proxy.

(b)
At the Annual Meeting, Pierre Brondeau, Eduardo E. Cordeiro, G. Peter D’Aloia, C. Scott Greer, K’Lynne Johnson, Dirk A. Kempthorne, Paul J. Norris, Margareth Øvrum, Robert C. Pallash, William H. Powell and Vincent R. Volpe, Jr. were each duly nominated for, and elected by the stockholders to our Board of Directors (the “Board”). These individuals will serve on our Board for a one-year term expiring in 2018. The number of votes cast for, withheld, abstained, and the number of broker non-votes with respect to each nominee is set forth below:

	For	Withhold	Abstain	Broker Non-Votes
Pierre Brondeau	101,278,784	3,265,453	630,440	7,130,782
Eduardo E. Cordeiro	103,551,247	1,260,982	362,448	7,130,782
G. Peter D'Aloia	101,760,486	2,658,682	755,509	7,130,782
C. Scott Greer	99,400,142	4,626,601	1,147,934	7,130,782
K’Lynne Johnson	102,167,073	2,646,877	360,727	7,130,782
Dirk A. Kempthorne	103,610,653	1,110,030	453,994	7,130,782
Paul J. Norris	100,898,297	3,548,793	727,587	7,130,782
Margareth Øvrum	91,852,305	10,482,285	2,840,087	7,130,782
Robert C. Pallash	103,687,736	1,171,958	314,983	7,130,782
William H. Powell	102,171,845	2,638,874	363,958	7,130,782
Vincent R. Volpe, Jr	103,251,535	1,524,128	399,014	7,130,782

(c)
At the Annual Meeting, the stockholders also voted on the ratification of the Audit Committee’s approval for the continuing service of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The number of votes cast for, against and abstained with respect to this proposal is set forth below:

Votes
For:	109,724,342
Against:	2,226,987
Abstain:	354,130

(d)
At the Annual Meeting, the stockholders also voted, in a non-binding advisory vote, to approve the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The number of votes cast for, against and abstained, and the number of broker non-votes, with respect to this proposal is set forth below:

Votes
For:	65,124,483
Against:	39,605,661
Abstain:	39,605,661
Broker Non-Votes:	39,605,661

(e)
At the Annual Meeting, the stockholders indicated their preference, in a non-binding advisory vote, that the advisory vote on executive compensation be held once every calendar year. The number of votes cast for, against and abstained with respect to this proposal is set forth below:

Votes
For:	96,352,950
Against:	8,604,109
Abstain:	217,618

(f)
At the Annual Meeting, the stockholders voted on a proposal to approve amendment and restatement of the FMC Corporation Incentive Compensation and Stock Plan. The number of votes cast for, against and abstained with respect to this proposal is set forth below:

Votes
For:	99,941,061
Against:	4,855,078
Abstain:	378,538
Broker Non-Votes:	7,130,782

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

Date: April 27, 2017	By:	/s/ ANDREA E. UTECHT
Andrea E. Utecht Executive Vice President, General Counsel and Secretary